BUILDERS FIXED INCOME FUND, INC.

                        Supplement Dated October 23, 2002
         To The Statement of Additional Information Dated April 30, 2002



The Fund may invest in U.S. dollar-denominated corporate debt securities of domestic or foreign issuers, and U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank).